Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report of Pineapple, Inc. (the “Company”), on Form 10-Q for the period ended March 31, 2022, as filed with the U.S. Securities and Exchange Commission on the date hereof, I, Matthew Feinstein, Chief Financial Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	Such Quarterly Report on Form 10-Q for the period ended March 31, 2022, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in such Quarterly Report on Form 10-Q for the period ended March 31, 2022, fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 27, 2022

By:	/s/ Matthew Feinstein
Matthew Feinstein
Chief Financial Officer